UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


Date of fiscal year end:    October 31
                            -----------------


Date of reporting period:   April 30, 2007
                            -----------------

ITEM 1. Report to Shareholders.


[LOGO] CENTURY FUNDS

                                                                    Seventy-Nine
                                                                      Years of
                                                                      Investing
                                                                    1928 - 2007

                                                                     CENTURY


                                                                  Century Shares
                                                                           Trust


                                                               Century Small Cap
                                                                     Select Fund


                                                              Semi-Annual Report

                                                                  April 30, 2007


PEOPLE and IDEAS that WORK TM

CENTURY FUNDS
AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

                                                                              SINCE INCEPTION/
CENTURY SHARES TRUST                   1 YEAR         3 YEARS       5 YEARS       10 YEARS
                                       -------------------------------------------------------
Investor Shares (7/18/05)              10.17%           N/A           N/A           9.27%
Institutional Shares                   10.91%          8.97%         7.24%          9.81%

CENTURY SMALL CAP SELECT FUND          1 YEAR         3 YEARS       5 YEARS       10 YEARS
                                       -------------------------------------------------------
Investor Shares (02/24/00)              5.57%          9.86%        12.75%         17.26%
Institutional Shares (12/09/99)         5.86%         10.20%        13.18%         17.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Funds' website at www.centuryfunds.com. As stated in the prospectus dated February 28, 2007, the total annual fund operating expenses, gross of any fee waivers or expense reimbursements, for Century Small Cap Select Fund are 1.45% for the Investor Shares and 1.07% for the Institutional Shares, and the total annual fund operating expenses, gross of any fee waivers or expense reimbursements, for Century Shares Trust are 2.15% for the Investor Shares and 1.11% for the Institutional Shares. The Adviser has agreed contractually to waive a portion of its fees and/or reimburse operating expenses for the Investor Shares of Century Shares Trust to maintain total operating expenses at 1.45% through February 28, 2008. Please see the Financial Highlights and Notes to the Financial Statements sections of this report for gross and net expense related disclosure for the period ended April 30, 2007. Shares held less than 90 days for both Funds may be subject to a 1.0% redemption fee.

Returns include the reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund and the Investor Shares of Century Shares Trust would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. Performance information for the Funds does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the redemption of Fund shares.

CENTURY SMALL CAP SELECT FUND CONCENTRATES ITS INVESTMENTS IN THE FINANCIAL SERVICES AND HEALTH CARE GROUP OF INDUSTRIES. CENTURY SHARES TRUST CURRENTLY HAS MORE THAN 25% OF ITS ASSETS INVESTED IN COMPANIES IN THE INSURANCE INDUSTRY. CONCENTRATION IN A PARTICULAR INDUSTRY SUBJECTS THE FUNDS TO THE RISKS ASSOCIATED WITH THAT INDUSTRY AND, AS A RESULT, MAY BE SUBJECT TO GREATER PRICE VOLATILITY THAN FUNDS WITH LESS CONCENTRATED PORTFOLIOS. IN ADDITION, THE CENTURY SMALL CAP SELECT FUND INVESTS IN SMALLER COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds' prospectus.

The views in this report were those of Century Funds' Chief Investment Officer and Director of Research as of April 30, 2007 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned. Foreside Fund Services, LLC, Distributor.


                                  CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS:

The equity markets continue their fifth consecutive year of significant earnings growth and price appreciation. The rise of global trade and easy credit terms are feeding a liquidity boom that may further, lift stock valuations. The economy is benefiting from some of the highest profit margins and lowest interest rates in forty years. Meanwhile, inflation and declining home prices are raising concerns about future growth. We are keeping a sharp eye on both of these issues since they could lead to a slowdown or a pullback in the economy.

We are anxious optimists about the equity markets today. Earnings remain strong, valuations appear fair but growth continues to slow. As the world begins to appreciate the potential for heightened "risks" in a maturing economic cycle, we remain focused on investing the Funds in companies with resilient franchises and consistent returns.

With this as a backdrop, for the six months ended April 30, 2007, Century Small Cap Select Fund was up +8.57% (Institutional Shares) and +8.48% (Investor Shares) versus the +7.42% return for the Russell 2000 Growth Index; and Century Shares Trust was up +6.50% (Institutional Shares) and +6.20% (Investor Shares) versus the +8.60% return for the S&P 500 Index.

MARKET COMMENTARY
The investment environment today is dominated by a number of noteworthy issues. In this report, we focus on three: 1) private equity's growing influence, 2) corporate earnings growth, and 3) the U.S. housing market. We believe 2007 will continue to see low unemployment and continued economic growth.

PRIVATE EQUITY:
AN EMERGING PRESENCE
For eighty years, the public equity markets (represented by the NASDAQ and New York Stock Exchanges) have been the primary source of low-cost money when an established company seeks to finance its growth through issuing equity. Once a company underwent an Initial Public Offering (IPO), it remained publicly-traded and financed its future growth through either its internal cash flows, borrowing from a bank or issuing more equity through the public markets.

Meanwhile, private equity pools historically invested in small, incubating or turnaround companies and nursed them to strength before bringing them to the public investors through an IPO.

Rising global trade and economic expansion are driving increased liquidity into the equity and debt markets. This ravenous appetite by high risk-high return investors has led to dramatic growth in the demand for private equity and hedge funds over the last four years.


                                  CENTURY FUNDS                                1

BREAKING NEW GROUND
In our opinion, there is a seismic shift in the world of corporate ownership. Corporate capital structures are "going private" at a surprising pace, and debt is replacing equity on balance sheets. The equity markets are in a tug-of-war between "public" securities holders (individual, institutional and mutual fund investors) and "private" equity pools (including venture, buyout and hedge funds). There are two campaigns being fought: one battle for assets to invest and a second battle for companies in which to invest.

In terms of battling for assets, Private Equity is gaining market share. In 2006, U.S.-based private equity firms raised an aggregate $215.4 billion in commitments. And that total is 4 times larger than total commitments in 2003. In 2004, the change in dollars invested in public equity outnumbered the

--------------------------------------------------------------------------------
Bar Chart:

     PRIVATE EQUITY
FUND COMMITMENTS BY YEAR
     ($ IN BILLIONS)

63% CAGR
2003     $49
2004     $92
2005     $152
2006     $215

Source:  KBW Research report 5-29-2007
--------------------------------------------------------------------------------


dollars of new private equity commitments by a ratio of 35:1. In 2006, the ratio declined to 20:1. The amount of money Private Equity has raised in terms of fund commitments has grown at the enviable compound annual growth rate (CAGR) of 63% since 2003 and a very healthy 19% since 1996. This influence grows even larger when you consider that Private Equity firms use debt to finance acquisitions.

Assuming Private Equity firms finance an acquisition with 75% debt and 25% capital from one of their funds, the total amount of capital at their disposal is approximately $860 billion (based on 2006 commitments alone), when viewed relative to overall equity markets, this $860 billion represents almost 3% of the $29.1 trillion in total public equity market capitalization. If this number is multiplied by funds raised in recent and future years, private equity's impact on the equity markets is shocking and continues to grow.


PRICING FOR PERFECTION:
SHORT TERM GAIN, LONG TERM PAIN?
Why does this private equity trend matter to our Funds' investors? In the short term, private equity capital may help our Funds' returns as acquisition prices raise stock valuations. However, in the long term, we believe private equity's influence increases the stock market's risk profile without a commensurate increase in return expectations. As investors who are focused on risk-adjusted returns, this potential scenario is a concern.


2                                 CENTURY FUNDS

We are concerned this disruptive trend could end badly. In our opinion, the high valuation multiples (10-15 times annual operating profits) being paid to acquire firms will make it difficult for private equity investors to generate an attractive return on their investment. In addition, we believe that the high amount of debt (up to 90% of deal value in some cases) involved in these deals will be a burden on the operating companies and may make it difficult for these firms to thrive, should their operating experience distress.

After six years of rapid economic expansion, we think that rosy assumptions of future growth and/or expense saving "synergies" is a recipe for possible failure. Investor caution is warranted.

EARNINGS GROWTH
While earnings per share growth has been robust for both large stocks and small cap stocks over the past few years, a divergence seems to be occurring in terms of next year's growth. Over the past four years, the S&P 500 has generated compound annual earnings per share (EPS) growth of 16% from 2002 through 2006.

--------------------------------------------------------------------------------
Bar Chart:

    LARGE CAP GROWTH RATES
Earnings Per Share - % Change
       Year over Year

S&P 500
2003        15%
2004        21%
2005        14%
2006        16%
2007E        5%
2008E        7%
Source: Baseline As of 6/8/2007
--------------------------------------------------------------------------------


The Russell 2000 Growth Index experienced even better growth, with annual EPS up 34% since 2002. EPS for the Russell 2000 Growth Index rebounded sharply after the dot-com collapse from 2000 to 2002. Furthermore, the inclusion of stock option expensing, beginning in 2006, negatively hurt EPS growth on a year-over-year basis.

--------------------------------------------------------------------------------
 SMALL CAP GROWTH RATES
Earnings Per Share - % Change
       Year over Year

RUSSELL 2000 GROWTH INDEX
2003        92%
2004        38%
2005        15%
2006         8%
2007E       20%
2008E       34%
Source: Baseline As of 6/8/2007
--------------------------------------------------------------------------------

In terms of the S&P 500 Index, the consensus EPS growth rate seems to be naturally decelerating after four strong years of 14% or better growth. This is inline with our expectations. However, in our view, consensus EPS estimates for the small cap benchmark (i.e. The Russell 2000 Growth Index) remain optimistic. The annual growth rate in EPS for 2007 is estimated to be 20%, with almost all of the growth backend loaded into the third and fourth quarter (+58%) as shown on the next page. We are monitoring the expectations for second half earnings and the


                                  CENTURY FUNDS                                3
fourth quarter earnings in particular, given the various housing and inflationary pressures weighing on consumers.

--------------------------------------------------------------------------------
Bar Chart:

  SMALL CAP QUARTERLY EARNINGS
  Earnings Per Share - % Change
Year over Year Growth by Quarter

2007 FULL YEAR          20%

MAR      -4%
JUN       8%
SEP      23%
DEC      58%
RUSSELL 2000 GROWTH INDEX
Source: Baseline As of 6/8/2007
--------------------------------------------------------------------------------

If the current market expectations turn out to be too optimistic, we believe that the Century Small Cap Select Fund will be well positioned due to our investment approach of investing in more predictable, higher quality companies. We believe that this investment philosophy results in a below-average risk profile. We always strive to generate above average returns over a full market cycle, through our intensive bottom-up research process.

HOUSING MARKET SLOWDOWN
The housing market is suffering from a modest downturn after years of meaningful appreciation. Residential housing represents an important part of the economy and is a bellwether of consumer spending and attitudes. Consumer spending represents over 70% of U.S. economic activity.

Investing in a home has been one of the best investments you could have made over the past 20+ years. Housing prices for the U.S. market in aggregate have increased at over 300% from 1980 to 2006. New England and California experienced the greatest increase at about 500%. These cumulative price increases do not factor in the use of mortgage debt, which in many cases serves to increase the rate of return by 2x to 4x.

--------------------------------------------------------------------------------
                               HOUSE PRICE CHANGES

  Period Ended 12/31/06

                         CUMULATIVE        ANNUAL RATE
                            SINCE              SINCE
  DIVISION                  1980               1980
  ----------------------------------------------------
  Mountain                  283.2%             5.2%
  West South Central        124.4%             3.1%
  South Atlantic            325.3%             5.6%
  East South Central        187.2%             4.0%
  Pacific                   498.4%             6.9%
  Middle Atlantic           436.5%             6.5%
  West North Central        203.3%             4.2%
  East North Central        221.3%             4.5%
  New England               532.2%             7.1%
                            ------             ----
    United States(1)        307.5%             5.4%

  (1) - U.S. figures based on weighted division average.

  Source: Office of Federal Housing Enterprise Oversight 3-1-2007
--------------------------------------------------------------------------------


However, in March 2007, the rapid deterioration of sub-prime real estate sent shockwaves throughout the entire real estate industry and capital markets. 'Sub-prime' refers to borrowers who have poor credit histories. Even in the more stable 'prime' market, credit losses or delinquencies rose as well. Though delinquencies remain below long-term averages, lending standards are likely to tighten. This situation will reduce liquidity and might cause economic growth to slow.

4                                 CENTURY FUNDS

With a decline in the housing market, the consumers' health has weakened from a very strong position. Since consumers are the lifeblood of almost every sector in the economy, we incorporate the consumer trends into our analysis of almost every company in which we consider investing. It ranges from the customers ability to repay loans (i.e credit quality) to his/her appetite to buy personal computers or home furnishings or eat at restaurants.

CURRENT FUND POSITIONING
Have our views on private equity and earnings growth affected our positioning in the Funds? Yes, but only on the margin. First, it has led us to focus on companies that are benefiting from secular rather than cyclical trends.

As an example, in the Century Select Small Cap Fund, we own more payment processing companies that, in our view, are benefiting from increased volume rather than traditional banks that are experiencing narrowing net interest margins and rising mortgage delinquencies. Second, we are paying attention to balance sheets as much as income statements. We believe that a strong balance sheet is important if a firm is to weather unforeseen events in the future.

Our goal is to invest in well capitalized, sustainable growth companies rather than firms characterized by high leverage, fast growing receivables, or deteriorating cash flows.

CENTURY SMALL CAP SELECT FUND

PERFORMANCE
For the six months ended April 30, 2007, the Fund's Institutional Shares and the Investor Shares returns were up +8.57% and +8.48%, respectively, versus +7.42% for the Russell 2000 Growth Index. The Health Care and Financial Services sectors were top contributors, followed by Consumer Discretionary. The Producer Durables and Materials & Processing sectors were the main underperformers.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON 4/30/2007

                           CSCS                    RUSSELL 2000     RUSSELL 2000
                           INSTITUTIONAL SHARES    GROWTH INDEX     INDEX*
1 YEAR                     5.86                    4.53             7.83
3 YEARS                    10.2                    12.27            14.65
5 YEARS                    13.18                   8.91             11.14
SINCE INCEPT. (12/9/99)    17.38                   1.95             9.25
--------------------------------------------------------------------------------

* Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2000 companies that are between 1000th and 3000th largest in the market. One cannot invest directly in an index.

During this same period, the Fund's exposure to the Financial Services and Technology sectors increased modestly, while exposure to the Materials & Processing, Other Energy and Consumer Staples sectors decreased.


                                  CENTURY FUNDS                                5

--------------------------------------------------------------------------------
BAR CHART:

                       CSCSF HOLDINGS BY SECTOR 4/30/2007
FINANCIAL SERVICES                                                   25.0%
CONSUMER DISCRETIONARY                                               24.4%
HEALTH CARE                                                          20.7%
TECHNOLOGY                                                           16.8%
PRODUCER DURABLES                                                     5.4%
CASH                                                                  3.7%
OTHER INDUSTRIES                                                      4.0%
--------------------------------------------------------------------------------

The largest contributors to Fund performance over the last six months included Smart Modular Technologies (electronics manufacturer), HealthExtras (pharmacy benefit manager), GATX Corp (leasing and financing servicer), and Wright Express (payment processor). The Fund's underperformers included Benchmark Electronics (electronics manufacturer), Casual Male Retail Group (men's apparel retailer) and Semitool Inc. (semiconductor equipment manufacturer). In general, we are pleased that we exceeded the benchmark in a reasonably strong market environment.

CENTURY SHARES TRUST

PERFORMANCE
For the six months ended April 30, 2007, the Trust's Institutional Shares were up +6.50% and the Investors Shares were up +6.20% versus +8.60% for the S&P 500 Index. The Technology, Consumer Discretionary, and Healthcare sectors were positive contributors for the period, while Financial Services, Producer Durables, and Consumer Staples sectors detracted from performance.

--------------------------------------------------------------------------------
BAR CHART:

                        PERFORMANCE COMPARISON 4/30/2007

                           CENTURY SHARES TRUST
                         (INSTITUTIONAL SHARES)                    S&P 500 INDEX
1 YEAR                                   10.91%                           15.24%
3 YEARS                                   8.97%                           12.25%
5 YEARS                                   7.24%                            8.54%
10 YEARS                                  9.81%                            8.04%
--------------------------------------------------------------------------------

During the period, we modestly reduced our Financial Services weighting while increasing our holdings in Technology and Health Care sectors. As we have mentioned in the past, our sector weightings tend to be a function of bottom up stock selection and changes in market value, rather than a top-down macro approach to asset allocation.

--------------------------------------------------------------------------------
BAR CHART:

                        CST HOLDINGS BY SECTOR 4/30/2007

FINANCIAL SERVICES                                                   29.6%
HEALTH CARE                                                          18.9%
CONSUMER DISCRETIONARY                                               15.1%
TECHNOLOGY                                                           10.9%
PRODUCER DURABLES                                                     6.2%
CONSUMER STAPLES                                                      5.7%
CASH                                                                  5.0%
OTHER INDUSTRIES                                                      8.6%
--------------------------------------------------------------------------------

6                                 CENTURY FUNDS

The top contributors to performance for the 6 month period ended April 30, 2007 included Caremark (a pharmacy benefit manager acquired by CVS), Nokia (cell phone manufacturer), Alcon Inc. (vision products) and Tiffany's (luxury retailer). Underperformers included Varian Medical (medical equipment), Progressive (auto insurance) and FedEx Corp. (transportation services).

The Trust's performance was driven by sector weightings rather than stock selection. Specifically, the Trust's large exposure to the financial services sector detracted from performance for the 6 months. While we have reduced the Trust's exposure to the Financial Services sector over the past few years, it still represented 29% of the Trust's assets on average during the period. In addition, the Trust did not have exposure to the Integrated Oils and Utilities sectors, which performed well. These sector allocation decisions caused much of the underperformance for the 6 months. Though sector weightings may change in the future, our bottom up style favors resilient franchises at the expense of capital intensive industries (e.g. automobile or steel industries).


A CENTURY SNAPSHOT:
INVESTING IN FRANCHISE BUSINESSES
Continuing a tradition, we share a couple of examples of holdings in each of the Funds. We believe these companies possess many of the characteristics that are hallmarks of Century's investment style.

McGraw-Hill Companies (MHP) is one of Century Shares Trust's holdings. This firm serves three different industry segments: Financial Services, Education and Information & Media. It owns some very well-known brands (Business Week, Standard & Poor's and J.D. Power) and has been gaining market share. The main driver of results over the past 10+ years is the Financial Services segment (which provides credit ratings and indices to investors), which has benefited from strong growth in capital markets around the world. These credit ratings are a key component of the analytical work when evaluating investment opportunities. In our opinion, over the past 10 years, management has consistently generated a very attractive Return on Equity (ROE) of about 25%-30% while growing EPS at a 15% compound annual growth rate. This firm is a classic investment for Century due to its brand name franchise businesses, low capital expenditures and high level of recurring revenue.

HealthExtras (HLEX), a pharmacy benefit manager (PBM), is one of Century Small Cap Select Fund's holdings. HLEX manages pharmacy benefits and reimbursement costs for managed care organizations and large employer groups such as corporations, unions and government agencies. We believe that the company is taking share from the larger PBMs through better and more transparent client service. The company has visible growth opportunities, no net debt (not capital intensive), generates a 15% ROE, and has a relatively predictable revenue stream.

Thank you for your continued interest and support. As always, we look forward to a continuing dialogue with our investors. Please contact us anytime via phone (1-800-321-1928) with any questions or comments.

Respectfully submitted,

/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman & Chief Investment Officer


/s/ Kevin W. Callahan

Kevin W. Callahan
Director of Research

The views expressed in this report reflect those of the portfolio managers as of the end of the period covered by this report. These views are subject to change at any time based on market and other conditions and should not be construed as a recommendation with respect to any security.


                                  CENTURY FUNDS                                7

                       CENTURY FUNDS INVESTMENT PRINCIPLES

Goals:
     >    We strive to deliver exceptional risk-adjusted performance over time
     > We seek to develop long-term relationships with our shareholders and clients
     >    We aim to be an ethical leader in the investment industry

Objectives:
     o    Performance is our primary goal
          - We pursue a research-intensive process, resulting in a disciplined investment strategy
     o    Hire the best people
          - We seek curious individuals who challenge consensus, thrive on adversity and possess a competitive spirit
          -    We value a sense of humor and humility
     o    Continuous improvement is a high priority
     o    Maintain a culture of teamwork and mutual respect

Core Values: Create a culture of excellence and integrity
     o    Think long term ... always do the "right" thing
     o    Remember why people entrust us with their money
     o    Value our independence, entrepreneurial spirit and flexibility
     o    Learn from our weaknesses
     o    Encourage innovation and creativity
     o    Leverage our talent, resources and contacts
     o    Reward excellence

Investment Philosophy: Quality Growth Investors

   We believe:
     o    Capital markets are semi-efficient
     o    In-depth original research is a competitive advantage
     o Reassessing each investment's risks and rewards will benefit performance

   We seek:
     o    Credible, capable management with a history of success
     o Franchises with high recurring revenues, barriers to entry and improving fundamentals
     o    Firms with expanding profit margins and ROE's
     o Companies growing consistently faster than the overall market and peers
     o    Attractively valued stocks relative to the overall market and peers
     o    Firms operating in favorable competitive environments
     o    Companies with shareholder orientation and transparent accounting


8                                 CENTURY FUNDS

                       PERFORMANCE OF A $10,000 INVESTMENT

Line Chart:
               CENTURY SMALL CAP SELECT FUND INSTITUTIONAL SHARES

              CSF Institutional       Russell 2000 Growth           Russell 2000
Dec-99        10000                   10000                         10000
              10010                   11145                         10870
Mar-00        11160                   11042                         11640
              11610                   11282                         11200
Sep-00        14010                   10834                         11324
              15510                   8646                          10542
Mar-01        14101                   7331                          9856
              16086                   8649                          11264
Sep-01        15356                   6220                          8922
              16410                   7848                          10804
Mar-02        17436                   7694                          11234
              16752                   6486                          10296
Sep-02        15239                   5091                          8093
              16533                   5473                          8591
Mar-03        16437                   5261                          8205
              19436                   6531                          10127
Sep-03        21368                   7215                          11046
              24351                   8130                          12650
Mar-04        25317                   8583                          13442
              25374                   8591                          13505
Sep-04        24857                   8075                          13119
              27352                   9293                          14969
Mar-05        27409                   8658                          14170
              27904                   8960                          14781
Sep-05        28549                   9526                          15475
              28458                   9679                          15650
Mar-06        30866                   11069                         17832
              29299                   10266                         16936
Sep-06        29510                   10086                         17010
              31184                   10970                         18525
              32058                   11242                         18885
Apr-07        32675                   11537                         19225

This chart compares the performance through April 30, 2007 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares (12/9/99 inception date) including reinvested dividends and distributions, and the Russell 2000 Growth Index and the Russell 2000 Index. On February 28, 2007, the Russell 2000 Growth index replaced the Russell 2000 index as the Fund's comparative index. The Adviser believes that the Russell 2000 Growth index is a more appropriate benchmark because the Fund invests principally in companies that exhibit growth characteristics similar to those of companies included in the Russell 2000 Growth index. (Institutional shares inception date). The Russell 2000(R) Growth Index is widely regarded in the industry as the premier measure of small cap growth stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment. Performance for other share classes may vary.

Line Chart:
                   CENTURY SHARES TRUST INSTITUTIONAL SHARES

                         CST Institutional             S&P 500
Apr-97                   10000                         10000
Apr-98                   15064                         14107
Apr-99                   14948                         17185
Apr-00                   12474                         18926
Apr-01                   16506                         16471
Apr-02                   17970                         14391
Apr-03                   15891                         12476
Apr-04                   19703                         15330
Apr-05                   20301                         16302
Apr-06                   22987                         18815
Apr-07                   25493                         21671

This chart compares the performance over the past ten years, through April 30, 2007, of a hypothetical $10,000 investment in Century Shares Trust Institutional Shares, including reinvested dividends and distributions, with that of a broad-based securities market index. The S&P 500(R) Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. Performance for other share classes may vary.

                                  CENTURY FUNDS                                9

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006 to April 30, 2007).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST
                                                                                                        EXPENSES PAID
                                                         BEGINNING               ENDING                 DURING PERIOD*
                                                         ACCOUNT VALUE           ACCOUNT VALUE          SIX MONTHS ENDING
                                                         NOVEMBER 1, 2006        APRIL 30, 2007         APRIL 30, 2007
Based on Actual Fund Return
  Institutional Shares                                   $1,000.00               $1,065.00              $ 5.53
  Investor Shares                                        $1,000.00               $1,062.00              $ 8.49
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                   $1,000.00               $1,019.50              $ 5.41
  Investor Shares                                        $1,000.00               $1,008.32              $ 8.30

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund's annualized expense ratios are 1.08% for Institutional Shares and 1.66% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CENTURY SMALL CAP SELECT FUND
                                                                                                        EXPENSES PAID
                                                         BEGINNING               ENDING                 DURING PERIOD*
                                                         ACCOUNT VALUE           ACCOUNT VALUE          SIX MONTHS ENDING
                                                         NOVEMBER 1, 2006        APRIL 30, 2007         APRIL 30, 2007
Based on Actual Fund Return
  Institutional Shares                                   $1,000.00               $1,085.70              $ 5.53
  Investor Shares                                        $1,000.00               $1,084.80              $ 6.87
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                   $1,000.00               $1,019.53              $ 5.36
  Investor Shares                                        $1,000.00               $1,018.23              $ 6.66

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund's annualized expense ratios are 1.07% for Institutional Shares and 1.33% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


10                                  CENTURY FUNDS

CENTURY SHARES TRUST                                APRIL 30, 2007 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

COMMON STOCK - 95%
SHARES                                            VALUE
---------------------------------------------------------
AUTO & TRANSPORT - 2.9%
   48,500  FedEx Corp.                       $  5,113,840
   63,000  Oshkosh Truck Corp.                  3,524,220
                                             ------------
                                                8,638,060
                                             ------------

CONSUMER DISCRETIONARY - 15.1%
  142,950  Bed Bath & Beyond, Inc. *            5,823,783
   62,920  CDW Corp.                            4,530,869
   28,350  Costco Wholesale Corp.               1,518,710
  141,600  Fastenal Co.                         5,822,592
  127,550  Home Depot, Inc.                     4,830,319
   85,300  McGraw-Hill Companies, Inc.          5,589,709
   26,150  Nordstrom, Inc.                      1,436,158
  127,250  Scientific Games Corp. *             4,236,153
  294,765  Staples, Inc.                        7,310,172
   65,160  Tiffany & Co.                        3,107,480
                                             ------------
                                               44,205,944
                                             ------------

CONSUMER STAPLES - 5.7%
   92,200  PepsiCo, Inc.                        6,093,498
  103,900  Proctor & Gamble Co.                 6,681,809
   88,420  Walgreen Co.                         3,881,638
                                             ------------
                                               16,656,945
                                             ------------

FINANCIAL SERVICES - 29.6%
   73,100  AFLAC, Inc.                          3,752,954
   55,594  Allstate Corp.                       3,464,618
  147,866  American International Gr., Inc.    10,337,312
  105,000  Aon Corp.                            4,068,750
      100  Berkshire Hathaway, Inc. CL A *     10,920,000
  170,600  The Chubb Corp.                      9,183,398
  206,300  J.P. Morgan Chase & Co.             10,748,230
  413,600  The Progressive Corp.                9,541,752
  194,350  Protective Life Corp.                9,115,015
   58,850  RenaissanceRe Holdings Ltd.          3,186,728
  151,850  Torchmark Corp.                     10,371,355
   87,666  Waddell & Reed Fin'l, Inc. CL A      2,123,271
                                             ------------
                                               86,813,382
                                             ------------

HEALTH CARE - 18.9%
   36,700  Alcon, Inc.                          4,951,931
   88,700  Biomet, Inc.                         3,831,840
  110,336  CVS/Caremark Corp.                   3,998,577
  109,050  Covance, Inc. *                      6,597,525
   31,500  Henry Schein, Inc. *                 1,642,095
  100,550  IMS Health, Inc.                     2,949,132
   73,450  Johnson & Johnson, Inc.              4,716,959
   62,400  Millipore Corp.                      4,606,992



SHARES/FACE AMOUNT                                  VALUE
---------------------------------------------------------
HEALTH CARE (CONTINUED)
   32,250  Roche Holdings Ltd.                $ 3,031,500
  187,481  UnitedHealth Group, Inc.             9,947,742
   95,250  Varian Medical Systems, Inc. *       4,020,503
   67,440  Wellpoint, Inc. *                    5,325,737
                                             ------------
                                               55,620,531
                                             ------------
MATERIALS & PROCESSING - 1.2%
   38,100  Fluor Corp.                          3,643,122
                                             ------------

OTHER - 3.7%
   81,650  3M Co.                               6,758,171
   50,650  Fortune Brands, Inc.                 4,057,065
                                             ------------
                                               10,815,236
                                             ------------
OTHER ENERGY - .8%
   31,550  Valero Energy Corp.                  2,215,757
                                             ------------

PRODUCER DURABLES - 6.2%
   50,100  Danaher Corp.                        3,566,619
  136,600  Donaldson Co., Inc.                  4,906,672
  145,960  United Technologies Corp.            9,798,295
                                             ------------
                                               18,271,586
                                             ------------
TECHNOLOGY - 10.9%
  244,000  Cisco Systems, Inc. *                6,524,560
   70,300  Cognos, Inc. *                       3,030,633
  240,540  Microsoft Corp.                      7,201,768
  256,350  Nokia Corp.                          6,472,838
  257,900  Oracle Corp. *                       4,848,520
  118,650  Texas Instruments, Inc.              4,078,001
                                             ------------
                                               32,156,319
                                             ------------

  (Identified cost, $159,066,424)             279,036,881
                                             ------------

CASH EQUIVALENTS - 6.3%
  Time Deposits                                18,514,000
                                             ------------

TOTAL INVESTMENTS AND TIME DEPOSITS - 101.3%
  (Identified cost, $177,580,424)             297,550,881
                                             ------------

CASH AND RECEIVABLES
LESS LIABILITIES  - (1.3)%
  Liabilities in excess of other assets        (3,747,333)
                                             ------------

 NET ASSETS - 100%                           $293,803,548
                                             ============


*    Non-income producing security

                       See notes to financial statements.


                                  CENTURY FUNDS                               11

CENTURY SMALL CAP SELECT FUND                       APRIL 30, 2007 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

COMMON STOCK - 96.3%
SHARES                                            VALUE
---------------------------------------------------------
CONSUMER DISCRETIONARY - 24.4%
   80,200  Advisory Board Co. *               $ 3,807,896
  438,950  aQuantive, Inc. *                   13,436,260
  529,450  Bright Horizons Family Solutions,
              Inc. *                           20,447,359
  540,950  Casual Male Retail Group, Inc. *     6,226,335
1,787,450  CMGI, Inc. *                         3,753,645
  126,050  CRA International, Inc. *            6,500,399
  556,200  Global Imaging Systems, Inc. *      16,068,618
  367,950  Guitar Center, Inc. *               17,036,085
  414,025  Jarden Corp. *                      17,447,014
  529,700  Kforce, Inc. *                       7,272,781
  350,500  LECG Corp. *                         5,134,825
  506,750  Red Lion Hotels Corp. *              6,461,063
  595,000  Scientific Games Corp. *            19,807,550
  452,570  Tractor Supply Co. *                23,415,972
  623,615  Tuesday Morning Corp.                8,705,665
  244,902  USANA Health Sciences, Inc. *        9,756,896
  609,800  World Fuel Services Corp.           28,178,858
                                             ------------
                                              213,457,218
                                             ------------

FINANCIAL SERVICES - 25.0%
   86,450  Capital Trust, Inc.                  4,095,137
  296,300  Cohen & Steers, Inc.                15,203,153
  443,250  Employers Holdings, Inc. *           8,789,648
  238,450  Euronet Worldwide, Inc. *            6,640,833
  638,600  GATX Corp.                          31,297,786
  925,500  Old National Bancorp                16,547,940
  695,600  Online Resources Corp. *             7,679,424
  459,350  optionsXpress Holdings, Inc.        11,336,758
  858,540  Platinum Underwriters Holdings,
              Ltd.                             29,379,239
   97,700  Portfolio Recovery Associates,
              Inc. *                            5,437,005
1,904,910  Primus Guaranty Ltd. *              23,030,362
  309,250  Protective Life Corp.               14,503,825
  170,080  Redwood Trust, Inc.                  8,539,717
  451,950  Waddell & Reed Financial, Inc.      10,946,229
  792,700  Wright Express Corp. *              24,977,977
                                             ------------
                                              218,405,031
                                             ------------

HEALTH CARE - 20.7%
   66,900  Adams Respiratory Therapeutics,
              Inc. *                            2,509,419
  762,900  Bruker BioSciences Corp. *           8,780,979
  374,650  Computer Programs & Systems, Inc.   11,932,603
  101,746  Haemonetics Corp. *                  4,867,529
  604,500  Healthextras, Inc. *                18,709,275
  387,775  Healthways, Inc. *                  16,449,416
  367,850  IRIS International, Inc. *           4,988,046


SHARES                                            VALUE
---------------------------------------------------------
HEALTH CARE (CONTINUED)
  166,300  Kendle International, Inc. *       $ 5,667,504
  151,000  LifeCell Corp. *                     4,439,400
  144,050  Millipore Corp.                     10,635,212
  123,300  Molecular Insight Pharm., Inc. *     1,457,406
  378,100  Perrigo Co.                          7,183,900
  307,250  Psychiatric Solutions, Inc. *       10,775,258
  417,250  QIAGEN N.V. *                        7,397,843
  538,762  Quality Systems, Inc.               21,803,698
  106,950  Respironics, Inc. *                  4,359,282
  394,863  Sunrise Senior Living, Inc. *       15,119,304
  181,201  Surmodics, Inc. *                    7,362,197
  287,500  TECHNE Corp. *                      16,953,875
                                             ------------
                                              181,392,143
                                             ------------

MATERIALS AND PROCESSING - 1.1%
  457,430  RPM International, Inc.              9,729,536
                                             ------------

OTHER ENERGY - 2.9%
  224,850  Aventine Renewable Energy, Inc. *    4,319,369
  286,050  Berry Petroleum Co.                  9,742,863
  282,500  Foundation Coal Holdings, Inc.      11,127,675
                                             ------------
                                               25,189,907
                                             ------------

PRODUCER DURABLES - 5.4%
  122,950  Donaldson Co., Inc.                  4,416,364
  606,400  Measurement Specialties, Inc. *     12,413,008
  271,000  MTS Systems Corp.                   11,520,210
  154,600  Ryland Group, Inc.                   6,848,780
1,177,867  Semitool, Inc. *                    12,226,259
                                             ------------
                                               47,424,621
                                             ------------

TECHNOLOGY - 16.8%
  832,455  Benchmark Electronics, Inc. *       17,631,397
  933,953  Blackbaud, Inc.                     20,621,682
  105,418  Cognos, Inc. *                       4,544,570
  211,850  DRS Technologies, Inc.              10,658,174
1,626,750  Epicor Software Corp. *             23,587,875
  570,250  J2 Global Communication *           16,400,390
1,092,200  Lawson Software, Inc. *              9,720,580
  197,450  MICROS Systems, Inc. *              10,820,260
2,501,950  SMART Modular Technologies, Inc. *  33,275,935
                                             ------------
                                              147,260,863
                                             ------------

 (Identified cost, $781,211,103)             $842,859,319
                                             ------------

                       See notes to financial statements.

12                                CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND (CONT.)               APRIL 30, 2007 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS


SHARES/FACE AMOUNTS                               VALUE
---------------------------------------------------------
CASH EQUIVALENTS - 8.2%
  Time Deposits                              $ 71,627,000
                                             ------------

TOTAL INVESTMENTS AND TIME DEPOSITS - 104.5%
  (Identified cost, $852,838,103)             914,486,319
                                             ------------

CASH AND RECEIVABLES LESS LIABILITIES - (4.5)%
  Liabilities in excess of other assets       (39,375,395)
                                             ------------

NET ASSETS - 100%                            $875,110,924
                                             ============

*Non-income producing security

                       See notes to financial statements.

                                  CENTURY FUNDS                               13

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2007 - (UNAUDITED)
                                                                                  Century Shares     Century Small Cap
                                                                                       Trust            Select Fund
                                                                                    ------------       ------------
ASSETS:
Investments, at value (Note 1A) (Identified cost of,
   $177,580,424 and $852,838,103, respectively)                                    $ 297,550,881      $ 914,486,319
Cash                                                                                         133                866
Dividends and interest receivable                                                        109,428             84,890
Receivable for investments sold                                                        2,195,290          9,918,724
Receivable for Trust/Fund shares sold                                                      3,806          1,434,114
                                                                                   -------------      -------------
   Total Assets                                                                      299,859,538        925,924,913
                                                                                   -------------      -------------

LIABILITIES:
Payable to Affiliates:
   Management fee (Note 4)                                                              191,184             697,795
   Administration fee (Note 5)                                                           35,985                  --
   Distribution fees (Note 7)                                                                73                  --
Accrued expenses and other liabilities                                                  105,768             265,775
Payable for investments purchased                                                     5,489,168          44,400,726
Payable for Trust/Fund shares repurchased                                               233,813           5,449,693
                                                                                   -------------      -------------
   Total Liabilities                                                                  6,055,991          50,813,989
                                                                                   -------------      -------------
NET ASSETS                                                                         $ 293,803,548      $ 875,110,924
                                                                                   =============      =============
At April 30, 2007, net assets consisted of:
Capital paid-in                                                                    $ 151,723,992      $ 768,985,316
Accumulated distributions in excess of net investment income                            (247,377)                --
Accumulated undistributed net realized gains on investments                           22,356,474         44,477,393
Unrealized appreciation in value of investments                                      119,970,457         61,648,217
                                                                                   -------------      -------------
Net assets applicable to outstanding capital stock                                 $ 293,803,548      $ 875,110,924
                                                                                   =============      =============
Net Assets consist of:
   Investor Class                                                                  $   1,701,342      $ 310,540,316
   Institutional Class                                                             $ 292,102,205      $ 564,570,608
Shares Outstanding consist of (Note 2):
Century Shares Trust
   Investor Class                                                                         60,427         12,392,202
   Institutional Class                                                                10,330,273         22,205,651
NET ASSET VALUE PER SHARE
   (Represents both the offering and redemption price*)
   Investor Class                                                                  $       28.16      $       25.06
   Institutional Class                                                             $       28.28      $       25.42

* In general, shares of the Trust and fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

                       See notes to financial statements.

14                                CENTURY FUNDS

STATEMENT OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2007 - (UNAUDITED)
                                                                                  Century Shares     Century Small Cap
                                                                                       Trust            Select Fund
                                                                                   -------------     ----------------
INVESTMENT INCOME/(LOSS):
   Dividends (net of withholding tax of $25,449 and $0, respectively)               $  1,944,350       $  4,509,398
   Interest                                                                              255,708          1,260,146
                                                                                    ------------       ------------
     Total income                                                                      2,200,058          5,769,545

EXPENSES:
   Investment adviser fee (Note 4)                                                     1,168,225          4,189,823
   Non-interested trustees' remuneration                                                  15,655             74,085
   Transfer agent
     Institutional Class                                                                  31,080             29,985
     Investor Class                                                                        5,430            181,000
   Custodian                                                                              31,675             47,200
   Administration (Note 5)                                                               219,042                 --
   Insurance                                                                               1,810              9,050
   Professional fees                                                                      25,630             55,510
   Registration                                                                           33,350             27,150
   Printing and other                                                                     45,750            271,500
   Distribution fee (Note 7)                                                               2,180            281,598
                                                                                    ------------       ------------
     Total expenses                                                                    1,579,827          5,166,901

     Advisor reimbursement (Note 6)                                                       (2,347)                --
                                                                                    ------------       ------------
   Net expenses                                                                        1,577,480          5,166,901
                                                                                    ------------       ------------
   Net investment income/(loss)                                                          622,579            602,644
                                                                                    ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from investment transactions                                     21,928,655         49,404,051
   (Decrease) / Increase in unrealized appreciation on investments                    (4,137,203)        23,007,884
                                                                                    ------------       ------------
     Net realized and unrealized gain on investments                                  17,791,452         72,411,935
                                                                                    ------------       ------------
Net increase in net assets resulting from operations                                $ 18,414,031       $ 73,014,579
                                                                                    ============       ============

                       See notes to financial statements.


                                  CENTURY FUNDS                               15

STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Century Small Cap
                                                 Century Shares Trust                         Select Fund
                                             Six Months                             Six Months
INCREASE (DECREASE)                             Ended                                  Ended
   IN NET ASSETS:                          April 30, 2007        Year Ended       April 30, 2007        Year Ended
                                             (unaudited)      October 31, 2006      (unaudited)      October 31, 2006
                                            ------------       --------------      ------------       --------------
Operations:
   Net investment income/(loss)              $   622,579         $   879,585        $    602,644        $ 1,408,894
   Net realized gain on investment
     transactions                             21,928,655          79,595,230          49,404,051         80,347,261
   Change in net unrealized appreciation      (4,137,203)        (50,132,170)         23,007,884            (56,826)
                                            ------------        ------------        ------------       ------------
   Net increase in net assets resulting
     from operations                          18,414,031          30,342,645          73,014,579         81,699,329

Distributions to shareholders from:
   Net Investment Income
     Century Shares Trust
       Institutional Class                    (2,688,437)         (7,217,847)
       Investor Class                                 --             (26,346)
     Century Small Cap Select Fund
       Institutional Class                                                            (7,516,448)        (2,271,628)
       Investor Class                                                                 (4,411,492)          (512,770)
   Realized gain from investment transactions
     Century Shares Trust
       Institutional Class                   (75,570,929)        (21,454,737)
       Investor Class                           (459,673)            (78,306)
     Century Small Cap Select Fund
       Institutional Class                                                           (42,614,264)        (6,886,193)
       Investor Class                                                                (27,610,318)        (4,754,069)
Trust/Fund share transactions - net           47,092,002         (19,338,500)        (10,039,530)      (165,917,361)
Redemption fees                                      834               7,107               9,640             150,395
                                            ------------        ------------        ------------       ------------
       Total (decrease)/increase             (13,212,172)        (17,765,984)        (19,167,833)       (98,492,297)

NET ASSETS:
   At beginning of period                    307,015,718         324,781,702         894,278,757        992,771,054
                                            ------------        ------------        ------------       ------------
   At end of period                         $293,803,548        $307,015,718        $875,110,924       $894,278,757
                                            ============        ============        ============       ============

Distributions in excess of net investment
   income at end of period                  $    247,377        $    247,377        $         --       $         --
                                            ============        ============        ============       ============

                       See notes to financial statements.

16                                CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS
                                            ENDED                                                   PERIOD
                                          APRIL 30,                                                  ENDED      YEAR ENDED
CENTURY SHARES TRUST                         2007                 YEAR ENDED OCTOBER 31,          OCTOBER 31,  DECEMBER 31,
INSTITUTIONAL SHARES                     (UNAUDITED)    2006       2005        2004        2003     2002 (a)      2001
                                           ------      ------     ------      ------      ------     ------      ------
Net Asset Value, beginning of period       $35.69      $35.40     $35.62      $35.66      $33.95     $38.12      $42.97
                                           ------      ------     ------      ------      ------     ------      ------
Income/(loss) from
Investment Operations:
   Net investment income (b)                 0.06        0.10       0.19        0.03        0.07       0.08        0.17
   Net realized and unrealized
     gain/(loss) on investments              1.63        3.31       3.54        3.02        5.03      (4.20)      (1.26)
                                           ------      ------     ------      ------      ------     ------      ------
     Total income/(loss) from
       investment operations                 1.69        3.41       3.73        3.05        5.10      (4.12)      (1.09)
                                           ------      ------     ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                    (0.25)      (0.77)     (0.32)      (0.34)      (0.10)     (0.05)      (0.17)
   Net realized gain on
     investment transactions                (8.85)      (2.35)     (3.63)      (2.75)      (3.29)        --       (3.60)
                                           ------      ------     ------      ------      ------     ------      ------
     Total distributions                    (9.10)      (3.12)     (3.95)      (3.09)      (3.39)     (0.05)      (3.77)
                                           ------      ------     ------      ------      ------     ------      ------

Redemption fees                                --+         --+        --+         --+         --+        --+       0.01
                                           ------      ------     ------      ------      ------     ------      ------
Net Asset Value, end of period             $28.28      $35.69     $35.40      $35.62      $35.66     $33.95      $38.12
                                           ======      ======     ======      ======      ======     ======      ======

Total Return                                6.50%**    10.17%     11.18%       9.06%      16.99%    -10.82%**    -2.52%
Ratios and supplemental data
Net assets, end of period
   (000 omitted)                         $292,102    $305,172   $323,643    $362,392    $342,679   $291,311    $345,849
   Ratio of expenses to average
     net assets                             1.08%*      1.11%      1.12%       1.15%       1.17%      1.19%*      1.05%
   Ratio of net investment income
     to average net assets                  0.43%*      0.29%      0.55%       0.07%       0.21%      0.26%*      0.41%
Portfolio Turnover Rate                       12%         48%        19%         43%         37%        22%         17%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, CST changed its fiscal year end from December 31 to October 31.
(b)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS                               17

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                                ENDED       YEAR       PERIOD
                                              APRIL 30,    ENDED        ENDED
CENTURY SHARES TRUST                             2007    OCTOBER 31, OCTOBER 31,
INVESTOR SHARES                              (UNAUDITED)    2006       2005 (a)
                                                ------     ------      ------
Net Asset Value, beginning of period            $35.41     $35.35      $35.00
                                                ------     ------      ------
Income/(loss) from
Investment Operations:
   Net investment income (b)                     (0.02)     (0.19)      (0.03)
   Net realized and unrealized
     gain/(loss) on investments                   1.62       3.27        0.29
                                                ------     ------      ------
     Total income/(loss) from
       investment operations                      1.60       3.08        0.26
                                                ------     ------      ------
Less Distributions From:
   Net investment income                            --      (0.68)         --
   Net realized gain on
     investment transactions                     (8.85)     (2.35)         --
                                                ------     ------      ------
   Total distributions                           (8.85)     (3.03)         --
                                                ------     ------      ------

Redemption fees                                     --+      0.01        0.09
                                                ------     ------      ------
Net Asset Value, end of period                  $28.16     $35.41      $35.35
                                                ======     ======      ======

Total Return                                     6.20%**    9.18%       1.00%**
Ratios and supplemental data
Net assets, end of period (000 omitted)         $1,701     $1,844      $1,139
   Ratio of expenses to average net assets       1.66%*     2.00%       1.20%*
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                           1.93%*     2.15%       1.35%*
   Ratio of net investment income to
     average net assets                         -0.16%*    -0.58%      -0.36%*
Portfolio Turnover Rate                            12%        48%         19%

(a)  From the commencement date of operations, July 18, 2005 to October 31, 2005
(b)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                       See notes to financial statements.

18                                CENTURY FUNDS

FINANCIAL HIGHLIGHTS
                                                    SIX MONTHS
                                                       ENDED
CENTURY SMALL CAP                                 APRIL 30, 2007               YEAR ENDED OCTOBER 31,
SELECT FUND - INSTITUTIONAL SHARES                  (UNAUDITED)    2006        2005        2004        2003       2002
                                                       ------     ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $25.74     $24.15      $22.46      $21.53     $15.42      $14.68
                                                       ------     ------      ------      ------     ------      ------
Income from Investment Operations:
   Net investment (loss)/income (a)                      0.05       0.06        0.03       (0.08)     (0.09)      (0.10)
   Net realized and unrealized gain on investments       1.99       1.90        2.22        2.14       6.64        0.93
                                                       ------     ------      ------      ------     ------      ------
     Total income from investment operations             2.04       1.96        2.25        2.06       6.55        0.83
                                                       ------     ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.35)     (0.09)         --       (0.94)     (0.11)         --
   Net realized gain on investment transactions         (2.01)     (0.28)      (0.56)      (0.19)     (0.35)      (0.13)
                                                       ------     ------      ------      ------     ------      ------
     Total distributions                                (2.36)     (0.37)      (0.56)      (1.13)     (0.46)      (0.13)
                                                       ------     ------      ------      ------     ------      ------

Redemption fees                                            --+        --+         --+         --+      0.02        0.04
                                                       ------     ------      ------      ------     ------      ------
Net Asset Value, end of period                         $25.42     $25.74      $24.15      $22.46     $21.53      $15.42
                                                       ======     ======      ======      ======     ======      ======

Total Return                                            8.57%**    8.21%      10.19%       9.83%     43.76%       5.87%
Ratios and supplemental data
Net assets, end of period (000 omitted)              $564,571   $540,697    $585,723    $140,208    $42,936     $12,938
   Ratio of expenses to average net assets              1.07%*     1.07%       1.06%       1.13%      1.26%       1.45%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                  1.07%*     1.07%       1.06%       1.13%      1.40%       1.87%
   Ratio of net investment (loss)/income to
     average net assets                                 0.23%*     0.25%       0.13%      -0.36%     -0.50%      -0.70%
Portfolio Turnover Rate                                   52%       127%         96%        103%        88%        123%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS                               19

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                        ENDED
CENTURY SMALL CAP                                  APRIL 30, 2007              YEAR ENDED OCTOBER 31,
SELECT FUND - INVESTOR SHARES                        (UNAUDITED)   2006        2005        2004        2003       2002
                                                       ------     ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $25.40     $23.86      $22.26      $21.39     $15.35      $14.60
                                                       ------     ------      ------      ------     ------      ------
Income from Investment Operations:
   Net investment (loss) (a)                               --      (0.02)      (0.04)      (0.15)     (0.15)      (0.18)
   Net realized and unrealized gain on investments       1.99       1.86        2.20        2.12       6.60        0.94
                                                       ------     ------      ------      ------     ------      ------
     Total income from investment operations             1.99       1.84        2.16        1.97       6.45        0.76
                                                       ------     ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.32)     (0.03)         --       (0.91)     (0.07)         --
   Net realized gain on investment transactions         (2.01)     (0.28)      (0.56)      (0.19)     (0.35)      (0.03)
                                                       ------     ------      ------      ------     ------      ------
     Total distributions                                (2.33)     (0.31)      (0.56)      (1.10)     (0.42)      (0.03)
                                                       ------     ------      ------      ------     ------      ------

Redemption fees                                            --+      0.01          --+         --+      0.01        0.02
                                                       ------     ------      ------      ------     ------      ------
Net Asset Value, end of period                         $25.06     $25.40      $23.86      $22.26     $21.39      $15.35
                                                       ======     ======      ======      ======     ======      ======

Total Return                                            8.48%**    7.83%       9.87%       9.45%     43.12%       5.34%
Ratios and supplemental data
Net assets, end of period (000 omitted)              $310,540   $353,581    $407,048    $150,418    $78,959     $10,119
   Ratio of expenses to average net assets              1.33%*     1.45%       1.35%       1.50%      1.61%       1.80%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                  1.33%*     1.45%       1.35%       1.50%      1.76%       2.53%
   Ratio of net investment (loss)/income to
     average net assets                                -0.02%*    -0.09%      -0.17%      -0.69%     -0.86%      -1.05%
Portfolio Turnover Rate                                   52%       127%         96%        103%        88%        123%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

20                                CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. In the absence of readily available market quotes, the Funds' portfolio securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or the Adviser or a Delegate pursuant to instructions from the Board of Trustees or its Valuation Committee. When determining the price for a fair value asset, the investment advisor shall seek to determine the price that the funds might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Funds' financial statements has not yet been determined.

B. Securities Transactions -- Investment security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of specific identification method, for both financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividend income is recorded on ex-dividend date or as soon as practical after the Fund or Trust determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

D. Risks and Uncertainty -- Century Shares Trust adopted a fundamental policy not to concentrate its investments in any industry or group of industries in 2001; however, prior to that time the Fund concentrated its investments in insurance companies and banks. As a result, long-term holdings in insurance companies comprise more than 25% of the Trust's total assets, which subjects the Trust to risks associated with those industries (such as increases in claims activity and exposure to property-casualty risks).

E. Multiple Classes of Shares -- The Funds offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund's class are based on a per shareholder account charge. All shareholders bear the common expenses of the Funds based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.


                                  CENTURY FUNDS                               21

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trusts' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Book-tax differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

FOR THE TRUST                                                     APRIL 30, 2007
-------------
Unrealized appreciation ....................................       $ 120,589,467
Unrealized depreciation ....................................             619,010
                                                                   -------------
Unrealized net appreciation ................................       $ 119,970,457
                                                                   =============

Cost for federal income tax purposes .......................       $ 177,580,424

FOR THE FUND
Unrealized appreciation ....................................       $  88,162,947
Unrealized depreciation ....................................          26,514,730
                                                                   -------------
Unrealized net appreciation ................................       $  61,648,217
                                                                   =============

Cost for federal income tax purposes .......................       $ 852,838,103


22                                CENTURY FUNDS

(2)   TRANSACTIONS IN SHARES

      A. TRUST SHARES-- The number of authorized shares is unlimited. Shares of the Trust are currently divided into Investor Shares and Institutional Shares. Transactions in Trust shares were as follows:

CENTURY SHARES TRUST
                                                                                      PERIOD ENDED APRIL 30, 2007
                                                                          INSTITUTIONAL SHARES           INVESTOR SHARES
                                                                         SHARES       AMOUNT         SHARES        AMOUNT
                                                                       ---------   ------------     ---------    -----------
Sold ..........................................................          111,635   $  3,060,177         8,722    $   239,317
Issued to shareholders in reinvestment of distributions from:
   Net investment income ......................................           80,627      2,208,745            --             --
   Realized gain on investment transactions ...................        2,436,217     65,004,501        17,333        457,249
                                                                       ---------   ------------     ---------    -----------
                                                                       2,628,479     70,273,422        26,055        696,565
Repurchased ...................................................         (847,731)   (23,393,587)      (17,702)      (484,398)
                                                                       ---------   ------------     ---------    -----------
   Net increase (decrease) ....................................        1,780,748   $ 46,879,835         8,354    $   212,167
                                                                       =========   ============     =========    ===========
                                                                                      YEAR ENDED OCTOBER 31, 2006
                                                                          INSTITUTIONAL SHARES           INVESTOR SHARES
                                                                         SHARES       AMOUNT         SHARES        AMOUNT
                                                                       ---------   ------------     ---------    -----------
Sold ..........................................................          140,521   $  4,811,501        35,367    $ 1,201,981
Issued to shareholders in reinvestment of distributions from:
   Net investment income ......................................          164,017      5,489,498         2,425         83,289
   Realized gain on investment transactions ...................          502,439     17,339,169           635         21,336
                                                                       ---------   ------------     ---------    -----------
                                                                         806,977     27,640,168        38,427      1,306,606
Repurchased ...................................................       (1,398,778)   (47,651,748)      (18,576)      (633,526)
                                                                       ---------   ------------     ---------    -----------
   Net increase (decrease) ....................................         (591,801)  $(20,011,580)       19,851    $   673,080
                                                                       =========   ============     =========    ===========


                                  CENTURY FUNDS                               23

      B. FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into Investor Shares and Institutional Shares. Transactions in Fund shares were as follows:

CENTURY SMALL CAP SELECT FUND
                                                                                      PERIOD ENDED APRIL 30, 2007
                                                                          INSTITUTIONAL SHARES           INVESTOR SHARES
                                                                         SHARES       AMOUNT         SHARES        AMOUNT
                                                                       ---------   ------------    ----------   ------------
Sold ..........................................................        2,701,576   $ 67,212,638     1,149,481   $ 28,058,137
Issued to shareholders in reinvestment of distributions from:
   Net investment income ......................................        1,019,877     24,487,404       589,489     13,959,316
   Realized gain on investment transactions ...................          922,382     22,736,723       547,709     13,314,927
                                                                       ---------   ------------    ----------   ------------
                                                                       4,643,835    114,436,764     2,286,678     55,332,380
Repurchased ...................................................       (3,445,843)   (85,932,473)   (3,813,170)   (93,900,983)
                                                                       ---------   ------------    ----------   ------------
   Net increase (decrease) ....................................        1,197,991   $ 28,504,291    (1,526,492)  $(38,568,603)
                                                                       =========   ============    ==========   ============
                                                                                      YEAR ENDED OCTOBER 31, 2006
                                                                          INSTITUTIONAL SHARES           INVESTOR SHARES
                                                                         SHARES       AMOUNT         SHARES        AMOUNT
                                                                      ----------   ------------    ----------   ------------
Sold ..........................................................       10,410,981   $262,260,196     2,973,244    $73,988,591
Issued to shareholders in reinvestment of distributions from:
   Net investment income ......................................           87,940      2,140,457        18,553        446,932
   Realized gain on investment transactions ...................          276,459      6,693,063       174,747      4,179,953
                                                                      ----------   ------------    ----------   ------------
                                                                      10,775,380    271,093,716     3,166,544     78,615,476
Repurchased ...................................................      (14,025,479)  (358,745,524)   (6,304,203)  (156,881,029)
                                                                      ----------   ------------    ----------   ------------
   Net increase (decrease) ....................................       (3,250,099)  $(87,651,808)   (3,137,659)  $(78,265,553)
                                                                      ==========   ============    ==========   ============

24                                CENTURY FUNDS

(3)   INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $33,515,073 and $63,174,251, respectively, during the period ended April 30, 2007.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $439,305,077 and $528,724,846, respectively, during the period ended April 30, 2007.

(4)   INVESTMENT ADVISER FEE

FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the period ended April 30, 2007, the fee amounted to $1,168,225. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

The Trust has guaranteed retirement benefits to be paid to one former Trustee. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by the Trust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the period ended April 30, 2007, the fee amounted to $4,189,873. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCMwill receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $219,042 for the period ended April 30, 2007. Per the Investment Advisory and Management Services Agreement between CSCS and CCM, the Fund will reimburse CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

(6) ADVISER REIMBURSEMENT -- CCM contractually agreed to reimburse the Trust for 0.15% of the distribution and service fees paid by the Trust's Investor Shares through February 28, 2007. In addition, effective as of February 28, 2007, CCM has contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of the Trust's Investor Shares to the extend necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2008. During the period ended April 30,2007, CCM made a reimbursement of $2,347.

(7) DISTRIBUTION AND SERVICE PLAN -- The Trust and the Fund have adopted a distribution and service plan for the Investor Shares under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Shares currently pays a distribution and service fee up to 0.25% of the average daily net assets of the class. During the period ended April 30, 2007, $2,180 and $281,598 for the Trust and Fund, respectively, was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.


                                  CENTURY FUNDS                               25

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

      The Board of Trustees, including the independent Trustees, approved the continuation of each Fund's investment management agreement with Century Capital Management, LLC (CCM) at a meeting held on December 12, 2006.

      In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund's fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding each Fund's total returns for the 1 month, 3 month, 1 year, 3 year and 5 year periods ended October 31, 2006 and since inception, the average annual total returns for the 3, 5, 10 and 15 years ended October 31, 2006 (for CST) and for the 2, 3 and 5 years ended October 31, 2006 and since inception (for CSCS), and the five year cumulative total returns for each Fund for the periods ended October 31, 2004, 2005 and 2006, as well as comparative total return information for various securities indices, the applicable Lipper peer group and a CCM selected peer group; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the advisory and administration agreements, (c) compliance and oversight, (d) "fall-out" benefits to CCM, (e) brokerage and soft-dollar arrangements, and (f) information about fees paid by and services provided to comparable accounts; (iv) a profitability report prepared by CCM and (v) CCM's Form ADV. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees' deliberations.

      In addition, at each regularly scheduled Board meeting, the Trustees receive and review, among other things, information concerning each Fund's performance and the services provided to each Fund by CCM. The performance information received by the Trustees on a quarterly basis includes (i) total return information for each Fund for the following periods: 1 month, 3 months, 12 months and year to date and (ii) average annual total return information for the following periods: 3, 5, 10 and 15 years for CST and 2, 3 and 5 years and since inception (December, 1999) for CSCS. The Trustees also receive performance information for one or more selected securities indices at each quarterly meeting.

      After receiving the requested information, the independent Trustees met in executive session to consider the advisory and administrative arrangements. The Trustees then unanimously determined to approve the continuance of the advisory and administration agreements with respect to each Fund. This approval was based on the following conclusions:

      (i) that CCM has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently required by each Fund; and

      (ii) that the advisory and administrative fees paid by each Fund represent reasonable compensation to CCM in light of the services provided, the costs to CCM of providing those services, the fees paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

      In determining to approve the advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of both of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

      NATURE, QUALITY AND EXTENT OF SERVICES PROVIDED

      In considering the nature, extent and quality of the services provided by CCM under the advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund's operations. They also considered that CCM provides day-to day management of each Fund's portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies.


26                                CENTURY FUNDS

      The Board considered CCM's resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager's experience and qualifications, as well as CCM's investment approach and research process. The Board also considered CCM's plans to add a senior level investment professional in 2007. The Board also noted the steps CCM had taken generally to address conflicts of interest in its business, including the oversight of personal trading and the allocation of trades and investment opportunities among the Funds and CCM's other clients. The Board also reviewed CCM's trading procedures and brokerage practices, including information regarding soft dollar-dollar arrangements.

      The Board also considered that, as administrator, CCM is responsible for the administration of each Fund's business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund's service providers and provides each Fund with personnel (including officers) as are necessary for the Fund's operations. It was noted that CCM pays all of the compensation of Mr. Thorndike and Mr. Fulkerson, the interested Trustees, and the Funds' officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM's compliance program. The Board considered the fees paid to CCM for the provisions of such services.

      Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the advisory and administration agreements.

      COSTS OF SERVICES PROVIDED AND PROFITABILITY

      The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its advisory and administrative relationship with Funds for the periods ended September 30, 2005 and September 30, 2006, along with a description of the methodology used by CCM in preparing the profitability information. It was noted, among other things, that profitability was shown on a Fund-by-Fund basis.

      The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM's level of profitability from its relationship with each Fund was not excessive.

      FALL-OUT BENEFITS

      The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund's purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

      ECONOMIES OF SCALE

      The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the advisory fee schedule for CST included breakpoints that would allow the shareholders of CST to share in the economies of scale experienced by CCM in managing that Fund as assets under management increased. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level, the fees waived by CCM in prior years in respect of CSCS, and the fact that CSCS was closed to most new investments and would not, therefore, experience a significant growth in Fund assets.


                                  CENTURY FUNDS                               27

      INVESTMENT RESULTS

      CST. The Trustees reviewed comparative information that showed that CST's average annual total return for the Institutional class of shares for both the 5 years and 10 years ended October 31, 2006 was better than the average annual total return of both the Standard & Poor's 500 Index and the Russell 1000 for the same periods. The Trustees also noted that the average annual return for three years ended October 31, 2006 lagged the average annual total return of the Standard & Poor's 500 Index and the Russell 1000 for the same period. The Trustees also noted that the Fund's longer term performance compared favorably to the performance of the funds in its Lipper peer group. The Trustees considered CCM's explanation for CST's relative underperformance in the short term and noted that they were satisfied with CCM's investment strategy and discipline. Based on their review, the Trustees concluded that CST's relative investment performance over time had been sufficient along with other factors considered to merit approval of the continuation of the advisory agreement.

      CSCS. The Trustees reviewed comparative information that showed that CSCS's average annual total return for both the Institutional class of shares and the Investor class of shares for the 5 years ended October 31, 2006 and period from December, 1999 through October 31, 2006 was better than the average annual return of the Russell 2000 and the Russell 2000 Growth indices and CSCS's Lipper peer universe for the same periods, but that CSCS's average annual total return (for both classes) lagged the average annual total returns of those indices and the peer universe for the 2 and 3 year periods. The Trustees considered CCM's explanation of CSCS's relative underperformance in the short term and noted that they were satisfied with CCM's investment strategy and discipline. Based on their review, the Trustees concluded that CSCS's relative investment performance over time had been sufficient along with other factors considered to merit approval of the continuation of the advisory agreement.

      FEES AND OTHER EXPENSES

      The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by CST to CCM. The Trustees considered (i) the level of each Fund's advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund's total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

      The Trustees also considered the fees that CCM charges other clients with investment objectives similar to the Funds. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than institutional accounts. The materials showed that the fee rates charged by CCM to other clients were generally similar to (but not necessarily as low as, in all cases) the fees paid by the Funds.

      The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional class of shares of each Fund and the CSCS Investor class of shares to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

      CST. The Trustees reviewed information that showed that CST's advisory fee (which includes administration) was slightly higher than the Lipper peer group and peer universe averages but that CST's total expense ratio was less than the Lipper peer universe average and only slightly higher than the Lipper peer group average. The Trustees considered that certain of the funds in the peer group had lower advisory fees than CST as a result of fee waivers that could be terminated. The Trustees concluded that the advisory fees and total expense ratios were acceptable in light of the performance and the other factors considered.


28                                CENTURY FUNDS

      CSCS. The Trustees reviewed information that showed that CSCS's advisory fees were slightly lower than the Lipper peer universe average and slightly higher than the Lipper peer group average. The Trustees also reviewed information that showed that the total expense ratio for CSCS's Investor class of shares was slightly higher than the average total expense ratio of the Lipper peer group but slightly lower than the average total expense ratio of the Lipper peer universe. The Trustees also considered information provided to them regarding the costs to CCM of providing advisory services to CSCS, noting in particular the competitive market for analysts and portfolio managers and that the research needed to implement CSCS's investment strategy was relatively costly. The Trustees concluded that the advisory fees, administrative fees and total expense ratios of CSCS were acceptable in light of the performance of the Fund and the other factors considered.


                                  CENTURY FUNDS                               29

Quarterly Portfolio Schedule and Proxy Voting Policies and Procedures. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each Fund's proxy voting record for the 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-321-1928. The Funds' Form N-Q, a description of the Funds' proxy voting policies and procedures and proxy voting record are available on the SEC's website at http://www.sec.gov. These materials may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





BOARD OF TRUSTEES
Alexander L. Thorndike, Chairman and Chief Investment Officer
John E. Beard, Trustee *
Davis R. Fulkerson, Trustee
William Gray, Trustee
Stephen W. Kidder, Trustee
Jerrold Mitchell, Trustee
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee

INVESTMENT ADVISOR
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER INFORMATION
800-303-1928

www.centuryfunds.com


* In accordance with the Board's retirement policy, Mr. Beard is expected to retire from the Board of Trustees as of July 31, 2007.


30                                CENTURY FUNDS

CENTURY FUNDS PRIVACY POLICY

When you become a Century Funds shareholder, you entrust us with not only your investments but your personal and financial data as well. Century has always been committed to maintaining the confidentiality, security and integrity of personal information entrusted to us. We hold ourselves to the highest standards regarding our privacy practices, and we want you to know how we protect your information and how we use it to service your account.

THIS MEANS, MOST IMPORTANTLY, THAT WE DO NOT SELL CLIENT INFORMATION--WHETHER IT IS YOUR PERSONAL INFORMATION OR THE FACT THAT YOU ARE A CENTURY FUNDS SHAREHOLDER--TO ANYONE.

Instead, we use your information primarily to complete transactions that you request or we share your information within the Century Funds family in order to help us make you better aware of other financial products and services that we offer for your investing needs.

In servicing your account, we may also share your information with unaffiliated third parties that perform administrative, marketing or research services for us, or with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict these third parties from sharing or using your information for any purpose other than those for which they were hired.

THE INFORMATION WE COLLECT ABOUT YOU

You typically provide personal information when you complete a Century Funds account application or when you request a transaction that involves one of the Century Funds. This information may include your:

     o    Name and address.

     o    Social Security or taxpayer identification number.

     o    Account balance.

     o    Accounts at other institutions.

WE MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS TO PROTECT YOUR PERSONAL INFORMATION.

     o We do not disclose any nonpublic personal information about our customers or former customers to unaffiliated third parties without the customer's authorization, except as necessary to process a transaction, service an account, respond to inquiries from governmental agencies, or as otherwise permitted by law.

     o We restrict access to your personal and account information to those employees and service agents who need to know that information to provide products and services to you.

WHAT YOU CAN DO

For your protection, we recommend that you do not provide your account information to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at the number listed below.

UPDATING YOUR PERSONAL INFORMATION.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-303-1928. One of our customer service representatives will be happy to review, correct or update your personal or account information.


--------------------------------------------------------------------------------
This Privacy Policy applies to the following Century Funds: Century Shares Trust and Century Small Cap Select Fund.


                                  CENTURY FUNDS                               31

                                 [LOGO] CENTURY



32                                CENTURY FUNDS

                                 [LOGO] CENTURY



                                  CENTURY FUNDS                               33

[LOGO] CENTURY FUNDS
100 Federal Street Boston, Massachusetts 02110



QUALITY GROWTH INVESTORS                                          [LOGO] CENTURY

CCMT SAR 50 APR2007

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes.

Item 11. Controls and Procedures.

          (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Items 12. Exhibits.

(a) Not applicable.

(b) Attached hereto. Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940.

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By: /s/ Alexander L. Thorndike
        --------------------------------
        Alexander L. Thorndike, Chairman

Date: July 6, 2007


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Alexander L. Thorndike
        --------------------------------
        Alexander L. Thorndike, Principal Executive Officer

Date: July 6, 2007



By: /s/ Steven Alfano
        --------------------------------
        Steven Alfano, Principal Financial Officer

Date: July 6, 2007